SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 10, 2005

(Date of Report)

November 17, 2004

(Date of Earliest Event Reported)

Desert Mining, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	0-32123 Commission File Number	87-0664962 (IRS Employer I.D. No.)

4328 Hwy. 66, Longmont, CO 80504

(Address of Principal Executive Offices)

(970) 535-6213

(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

(a)

The financial statements of 44 Mag Production, Inc. at November 30, 2004 and the related statement of operations, stockholders' equity, and cash flows for the period September 22, 2004 (date of inception) to November 30, 2004 are attached to this Form 8K/A.

(b)

The combined pro forma balance sheet and statements of operations for Desert Mining and 44 Mag at January 1, 2004 are attached to this Form 8K/A.

SIGNATURES

In accordance with the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DESERT MINING, INC.

Date:  February 10, 2005

By: /s/Randall Anderson

Randall Anderson

Chief Executive Officer

MADSEN & ASSOCIATES, CPA’s  INC.

684 East Vine St., Suite 3

Certified Public Accountants and Business Consultants

Murray, Utah  84107

Telephone 801-268-2632

Fax 801-262-3978

Board of Directors

44 Mag Production, Inc.

Longmont, Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheet of  44 Mag Production, Inc.  (pre-exploration stage company) at November 30, 2004  and the related statement of operations, stockholders' equity, and cash flows for the period September 22, 2004 (date of inception) to November 30, 2004.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 44 Mag Production , Inc. at November 30, 2004 and the results of  operations, and  cash flows for the period September 22, 2004 (date of inception) to November 30, 2004,  in conformity with accounting principles generally accepted in the United States of America.

                                                                  /s/ Madsen & Associates, CPA’s Inc.

Salt Lake City, Utah,

January 31,  2005

44 MAG PRODUCTION, INC.

(Pre-Exploration Stage Company)

BALANCE SHEET

November 30, 2004

ASSETS

CURRENT ASSETS

Cash

$  67,280

Total Current Assets

67,280

OIL & GAS  LEASES  - net of amortization

31,650

98,930

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable

$   651

    Accounts payable - affiliate

  450

         Total Current Liabilities

1,101

STOCKHOLDERS' EQUITY

    Preferred stock

        10,000,000 shares authorized at $.001 par value;

         none outstanding

-

    Common stock

        100,000,000 shares authorized at $0.001 par value;

         2,500,000 shares issued and outstanding

2,500

    Capital in excess of par value

99,500

     Deficit accumulated during the pre-exploration stage

(4,171)

         Total  Stockholders'  Equity

97,829

$ 98,930

                   The accompanying notes are an integral part of these financial statements.

44  MAG PRODUCTION , INC.

( Pre-Exploration Stage Company)

STATEMENT OF OPERATIONS

For the  Period September 22, 2004 (date of inception)

 to November 30, 2004

REVENUES

$       -

EXPENSES

    Amortization

3,075

    Administrative

1,096

NET LOSS

$ (4,171)

NET LOSS PER COMMON SHARE

    Basic and diluted

$         -

AVERAGE   OUTSTANDING SHARES

    Basic (stated in 1,000's

2,225

The accompanying notes are an integral part of these financial statements.

44  MAG PRODUCTION , INC.

( Pre-Exploration Stage Company)

STATEMENT OF CHANGES  IN STOCKHOLDERS' EQUITY

For the Period September 22, 2004 (date of inception)

to November 30, 2004

Capital in

Common Stock

Excess of

Accumulated

Shares

Amount

Par Value

Deficit

Balance September 22, 2004

-

$            -

$                -

$               -

Issuance of common stock for cash

   at $.001 - founders stock -

   October 4, 2004

1,950,000

1,950

50

-

Issuance of common stock for cash

    at $.10 -  September 29, 2004

500,000

500

49,500

-

Issuance of common stock for cash

    at $1.00 - October 29, 2004

50,000

50

49,950

-

Net operating loss for the period

September 22, 2004

    to November 30, 2004

-

-

-

(4,171)

_________

_______

________

________

Balance November  30, 2004

2,500,000

$ 2,500

$ 99,500

$ (4,171)

                                             The accompanying notes are an integral part of these financial statements.

44  MAG PRODUCTION,  INC.

( Pre-Exploration  Stage Company)

STATEMENT OF CASH FLOWS

For the Period September 22, 2004 (date of inception)

to November 30, 2004

CASH FLOWS FROM

OPERATING ACTIVITIES

Net loss

$ (4,171)

Adjustments to reconcile net loss to

net cash provided by operating

activities

Amortization

3,075

Changes in accounts payable

1,101

Net Change in Cash From Operations

       5

CASH FLOWS FROM INVESTING

ACTIVITIES

Purchase of oil and gas leases

(34,725)

CASH FLOWS FROM FINANCING

ACTIVITIES

Proceeds from issuance of common stock

102,000

Net Change in Cash

67,280

Cash at Beginning of Period

______-

Cash at End of Period

$   67,280

The accompanying notes are an integral part of these financial statements.

44  MAG PRODUCTION, INC.

( Pre-Exploration Stage Company)

NOTES TO FINANCIAL STATEMENT

November 30, 2004

1.

ORGANIZATION

The Company was incorporated under the laws of the state of  Nevada on September 22, 2004  with authorized common stock of 100,000,000 shares at  $.001 par value, and 10,000,000 preferred shares at $.001 par value. No preferred shares have been issued and the terms have not been established.

The Company is in the pre-exploration stage and is engaged in the activity of  seeking developmental oil & gas properties.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes

The Company utilizes the liability method of accounting for income taxes.  Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting and the tax bases of the assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse.  An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized.

On November 30, 2004, the Company  had a  net operating loss  carry forward of  $4,171. The  tax benefit of  approximately  $1,300 from the loss carry forward  has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations.  The net operating loss will expire starting  in  2025.

Basic and Diluted Net Income (Loss) Per Share

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of any preferred share rights unless the  exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

44  MAG PRODUCTION,  INC.

( Pre-Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Financial and Concentrations Risk

The Company does not have any concentration or related financial credit risk.

Capitalization of  Oil  Leases  Costs

The Company  uses the successful efforts cost method for recording  its oil & gas  leases, which provides for capitalizing the purchase price of the project, less any amortization recognized prior to the start of drilling activities,  and the additional costs directly related to proving the  properties and amortizing these amounts over the life of the reserve when operations begin or a shorter period  if  the property is shown to have an impairment in value or  expensing the remaining balance if it is proven to be of no value.

Environmental Requirements

At the  report  date  environmental  requirements  related to the oil & gas leases acquired  are unknown  and  therefore an estimate of  any future  cost cannot be made.

Revenue Recognition

Revenue is recognized on the sale and delivery of a product or the completion of a service provided.

Advertising and Market Development

The company expenses advertising and market development costs as incurred.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were assumed in preparing these financial statements.

Financial Instruments

The carrying amounts of financial instruments are considered by management to be their estimated fair values due to their short term maturities.

44  MAG PRODUCTION,  INC.

( Pre-Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its  financial statements.

3.  OIL & GAS LEASES

From inception the Company  purchased 1,160 gross acres (net 826.67) of oil and gas leases from private individuals in  Wyoming’s Powder River Basin. The terms of the leases vary from 19 months to 36 months. The initial payments and any costs to evaluate the leases   are being amortized to expense over their terms or until drilling activities are started.

4.  ACQUISITION OF ALL OUTSTANDING STOCK OF THE COMPANY BY DESERT MINING INC.

On November 16, 2004   Desert Mining, Inc. (parent)  acquired of all of the outstanding stock of the Company ( subsidiary), by a stock for stock exchange in which the stockholders of   the subsidiary received 2,500,000 common shares of the parent, representing 20% of the outstanding stock of the parent after the acquisition, which was reported as a purchase.  For reporting purposes the assets and liabilities of the subsidiary are shown in the following combined balance sheet as if the acquisition had been completed on January 1, 2004. On the date of  the exchange the fair value of the parent company stock issued was considered to be  $300,000 and the fair value of the subsidiary stock  received in exchange was $200,000,  resulting in good will of $100,000.

                                                                                .

Included in the following are the summarized, combined,  pro-forma financial statements of the Desert Mining, Inc. (parent) and the 44 Mag Production, Inc. (subsidiary). The fiscal year of both companies is December  31.

All intercompany transactions have been eliminated.

DESERT MINING, INC. AND SUBSIDIARY

COMBINED PROFORMA  BALANCE SHEETS

January 1, 2004

Desert

44 Mag

Mining

Production

Adjustments

Combined

ASSETS

CURRENT ASSETS

Cash

$ 266,844

$ 67,280

$  334,124

        Total Current Assets

266,844

67,280

334,124

OTHER ASSETS

    Furniture & equipment – net

2,426

-

2,426

    Oil & gas leases – net

583,607

31,650

100,000 (2)

715,257

    Other

50,000

-

50,000

    Stock of subsidiary

-

300,000 (1)

(300,000) (2)

-

    Good will

        -

         -

100,000 (2)

100,000

$ 902,877

$ 98,930

$ 1,201,807

LIABILITIES AND STOCKHOLDERS'

     EQUITY

CURRENT LIABILITIES

Accounts payable

$ 4,495

$ 1,101

$ 5,596

Total Current Liabilities

 4,495

1,101

5,596

STOCKHOLDERS' EQUITY

    Common stock

9,028

2,500

2,500 (1)

(2,500)(2)

11,528

    Warrants

31,000

-

31,000

    Capital in excess of par value

1,107,297

99,500

297,500 (1)

2,500 (2)

(100,000)(2)

(4,171)(2)

1,402,626

    Deficit

(4,171)

4,171 (2)

(248,943)

______

(248,943)

898,382

97,829

1,196,211

$ 902,877

$ 98,930

$ 1,201,807

                                              ADJUSTMENTS

              1.  To record issuance of 2,500,000 shares for all outstanding shares of 44 Mag Production, Inc.

              2.  Consolidation adjustments

DESERT MINING, INC. AND SUBSIDIARY

 COMBINED PROFORMA STATEMENTS OF OPERATIONS

For the Year  Ended December 31, 2003

Desert

    44 Mag

 Mining

 Production

 Adjustments

    Combined

REVENUES

$             -

$           -

$            -

EXPENSES

   Depreciation and amortization

1,574

3,075

4,649

   Administrative

219,731

1,096

220,827

NET PROFIT (LOSS)

$ (221,305)

$ (4,171)

$ (225,476)